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                                                                    EXHIBIT 32.1

  CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Applix, Inc. (the "Company") for the period ended September 30, 2003 (the "Report"), the undersigned, David C. Mahoney, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ David C. Mahoney
                                                   -----------------------------
     Dated: November 12, 2003                          David C. Mahoney
                                                       Chief Executive Officer